UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 6, 2010

CENTERLINE HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other Jurisdiction of Incorporation)

1-13237	13-3949418
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 317-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In July, 2010, the board of trustees (the “Board”) of Centerline Holding Company (the “Registrant” or “Company”) resolved, effective as of the effective date of the Company’s Third Amended and Restated Trust Agreement (the “Trust Agreement”), to adopt the Company’s Sixth Amended and Restated Bylaws (the “Bylaws”).  The Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws.

The changes made to the Bylaws include the following:

•	Independent trustees nominated by the Board required to be approved by a majority of the managing trustees instead of two-thirds of the Board;
•	Provisions limiting the powers of the Board relating to certain investment criteria and other matters as specified in Article III, Section 2 of the Fifth Amended and Restated Bylaws;
•
Conforming changes to implement changes in the Trust Agreement including, without limitation: (i) changes to reflect the reduction in the maximum size of the Board from 16 to 11; (ii) deletion of the requirement that the number of independent trustees on the Board is dependent upon whether Mr. White is serving on the Board; (iii) inclusion of the requirement that a majority of the Board by at least two trustees must be independent trustees (the “Independent Trustee Majority Requirement”); and (iv) changes to reflect that the Company may have one or more managers and enter into one or more management agreements;

•
Confirmation of the authority of the Board and its committees to operate when there are vacancies on the Board and its committees (even if fewer than three managing trustees remain on the Board and even if there is no remaining independent trustee on the Board), provided, however, the Board is required to use reasonable efforts to cause the Independent Trustee Majority Requirement to be satisfied, and if the Board is unable to do so within 120 days from the date the Independent Trustee Majority Requirement is first not satisfied, no Board actions (other than actions to fill any vacancy) may be taken from the expiration of such 120-day period until applicable vacancies are filled and the Independent Trust Majority Requirement is satisfied;

•
Actions taken by the Board or any committee of the Board by written consent are no longer required to be taken unanimously and may be taken if a consent is solicited from all members of the Board or any committee of the Board, as the case may be, and is signed by the trustees representing the minimum number of votes that would be necessary to authorize such action;

•
In addition to the chairman of the Board and any managing trustee, certificates representing Company shares may also be signed by any manager or any officer or other agent of the Company designated by the Board; and

•	All other changes reflected in Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On October 6, 2010, the Company held its virtual annual meeting of shareholders. Set forth below for each matter voted upon, are the number of votes cast for or against, the number of abstentions and, as applicable, the number of broker non-votes.

1.
Election of one Trustee.  Mr. Robert A. Meister was elected as Class II trustee for a three-year term expiring in 2013 or his earlier removal or resignation and until his successor is elected and qualified. Continuing to serve their current terms are the following trustees: Jerome Y. Halperin, Robert L. Levy, Robert L. Loverd, and Thomas W. White. The number of votes cast for, abstaining and broker non-votes, with respect to the election of Mr. Meister, were as follows (no votes were cast “against”):

Trustee Nominee	For	Abstain	Broker Non-Votes
Robert A. Meister	220,066,887	683,305	35,049,903

2.
Amendments to the Trust Agreement. The approval of each of the following amendments that will be reflected in the amendment and restatement of the Company’s Second Amended and Restated Trust Agreement:

2a.	Amendments relating to the Board, as follows:

•	the reduction in the maximum size of the Board from 16 to 11;

•	the deletion of references to Thomas W. White insofar as those references relate to his former status as a non-independent trustee; and

•	the confirmation of the authority of the Board and its committees to operate when there are vacancies on the Board.

For	Against	Abstain
249,328,677	6,148,945	322,472

2b.	Amendment increasing the number of authorized shares of the Company from 160,000,000 to 800,000,000.

For	Against	Abstain
245,025,045	10,108,999	666,050

2c.
Grant of authority to the Board to implement in its sole discretion any future share divisions, splits or combinations, and to confirm the authority of the Board to reclassify certain shares, and providing for: (i) an automatic proportional increase in the maximum number of authorized shares in the event the Company effects any division, split or combination that has the effect of increasing the number of outstanding shares; and (ii) the grant of authority to the Board to amend the trust agreement, without shareholder consent, to reduce the number of shares authorized to be issued by the Company subject to certain conditions.

For	Against	Abstain
241,462,356	13,672,422	665,316

2d.
Amendments clarifying indemnification and exculpation provisions covering present and former officers, directors, members, partners and employees and agents of the Company and its managers and conforming indemnification coverage to the indemnification provisions of the bylaws.

For	Against	Abstain
244,832,276	9,322,143	1,645,675

2e.	All other amendments reflected in Appendix A attached to the proxy statement.

For	Against	Abstain
248,141,581	6,490,941	1,167,572

The adopted Third Amended and Restated Trust Agreement is attached hereto as Exhibit 3.2 and is incorporated herein by reference.  The foregoing description of the Third Amended and Restated Trust Agreement is qualified in its entirety by reference to the full text of the Third Amended and Restated Trust Agreement.

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2010, was ratified based upon the following votes.

For	Against	Abstain
254,723,212	905,923	170,959

4.
Adjournment of the Meeting. The adjournment or postponement of the meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the proposed amendments to our trust agreement.

For	Against	Abstain
245,810,217	9,580,969	408,908

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a).	Financial Statements
Not Applicable

(b).	Pro Forma Financial Information
Not Applicable

(c).	Exhibits 3.1 Centerline Holding Company Sixth Amended and Restated Bylaws 3.2 Centerline Holding Company Third Amended and Restated Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centerline Holding Company
(Registrant)

BY:	/s/ Robert L. Levy
Robert L. Levy
President, Chief Financial Officer and Chief Operating Officer (Principal Financial Officer and Principal Executive Officer)

October 12, 2010